Exhibit 99.2

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO REGULATION 240.24B-2B OF THE SECURITIES EXCHANGE ACT OF 1934. [*] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST AND IS FILED SEPARATELY WITH THE COMMISSSION.

                                   AMENDMENT
                                       TO
                          THE PARTICIPATION AGREEMENT
                               OF AUGUST 24, 1998

This Amendment to the Participation Agreement dated August 24, 1998 ("Amendment"), is entered into by and between: Ribozyme Pharmaceuticals Inc., a Delaware corporation ("Founder 1); Dr. Ralph E. Christoffersen ("Founder 2"); Mr. Lawrence Bullock ("Founder 3"); Dr. Nassim Usman ("Founder 4"); Dr. James Thompson ("Founder 5"); Ms. Alene Holzman ("Founder 6"); Dr. Thomas H. Rossing ("Founder 7"); Dr. Jorg Potzsch ("Founder 8"); Dr. Thomas Walther ("Founder 9"); Atugen Biotechnology, GmbH, a German entity ("Company"); and BB Bioventures L.P. and its affiliates, all of which are managed by MPM Asset Management, LLC., ("Investor"), as of this 23 day of November, 1998 (Effective Date). Founders
                         --        --------
1-9 may hereinafter be referred to as "Founders."

RECITALS:

A. The Founders, Investor and Company are parties to a Participation Agreement dated August 24, 1998 ("Agreement").

B. The Founders, Investor and Company desire to amend the Agreement as set forth below.

I.  AMENDMENTS:

A. At all points in the document, DM12,696,246 shall be equivalent to US$7,000,000.

B.  PREAMBLE
    --------

    Replace the second paragraph with the following:

    "The Founders intend to increase the share capital of the Company in order to provide the Company with new operating funds. Within the framework of this capital increase, the Investor shall be given the opportunity to purchase a share in the nominal amount of up to 30,600 DM in total after the capital increase has been effected at a closing (the "Closing") as set out in Annex 26."

[*] Confidential treatment requested

B.  PART 1: PARTICIPATION
    ---------------------

    1.  Section 1: Increase of Capital

        a.  Paragraph 4 shall be replaced with the following:
            ------------------------------------------------

            "The Investor shall pay the original capital contribution of DM 30,600 and Founder 1 shall pay to the Company the US $2,000,000 financial support required by the Service Agreement, the form of which is attached hereto as Annex 25, both immediately upon the execution of this Amendment by all parties hereto. Immediately upon receipt by the Company of the US$2,000,000 from Founder 1, the Investor shall also transfer to the Company, its US$7,000,000 surcharge. All payments under this section shall be wired or made by check to the Company's bank account at the Commerzbank, Berlin with the [*] and such payments shall be net of any bank transaction fees."

        b.  Paragraph 5 shall be deleted in its entirety.
            ---------------------------------------------

        c.  Paragraph 6 shall be deleted in its entirety
            ----------------------------------------------

        d.  The following new Paragraph 7 shall be added:
            ---------------------------------------------

            "The Parties agree that a partial share of Founder 1 in the nominal amount of [*] shall be redeemed on or before December 31, 1998 for the compensation of [*]. Such a redemption shall be contingent upon the receipt of License Fees by Founder 1 from the Company as provided and defined in the License Agreement (Annex 23)."

    2. Section 2: Transformation into an AG (German Stock Corporation) and Employee Participation

        a.  Paragraph 1 shall be replaced with the following:
            -------------------------------------------------

            "The Parties will convert the Company into an Aktiengesellschaft (German Stock Corporation), changing its legal form within sixty
            (60) days from the date of Closing, provided that the terms of the restructuring, as set forth in the documents to be prepared in connection therewith, are acceptable to the Investor. In the course of the Company's conversion into an AG, the Investor's shares will be changed into preferred convertible stock

[*] Confidential treatment requested
            with voting rights and liquidation preference ("Vorzugsaktien") as outlined in annex 17 and the founders' shares will be changed into common stock. "


C.  PART 2: ASSURANCES AND WARRANTIES
    ---------------------------------

    1. Section 3, Subsection I (2), paragraph 1 shall be replaced with the following:

         "On May 5, 1998, Founder 1 acquired all capital shares of the Company, changed the Company's name to "Atugen Biotechnology GmbH", amended and restated the Articles of Association. On June 10, 1998, the Company moved the Company's seat to Berlin, shortly thereafter split its share with the nominal amount of [*] into one partial share with the nominal amount of [*] and four small partial shares and sold the latter ones to the Founders 2, 8 and 9 as well as to the Founders 3 to 7 who are holding their share in the nominal amount of [*] jointly. There are no other shares of capital stock of the Company issued or outstanding (see Annex 26)."

    2.   Section 3, Subsection I (5) shall be replaced with the following:

         "The excerpt from the Trade Register in Berlin as seen in annex 4 correctly and completely shows the Company's current legal status, except that such excerpt does not reflect the appointment of Dr. Potzsch as general manager, which appointment was effected by the shareholders' meeting of July 10, 1998."

    3.   Section 3, Subsection I (6) shall be replaced with the following:
         The only persons entitled to represent the Company and to execute documents on its behalf are:

         Dr. Ralph Earl Christoffersen
         Dr. Jorg Potzsch
         Dr. Michael Steinmetz (upon Closing and shareholder action)

    4. Section 3, subsection II: Declarations with of Assets and Financial Standing

         a.  Paragraph 1(a) shall be replaced with the following:

                 "The Company has no due binding obligations with regard to taxes or social insurance contributions or other contributions for an employee's pension, and the

[*] Confidential treatment requested
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                 Company is not obligated under any warranty or guarantee
                 contracts, bills of exchange or suretyships."

         b.  Paragraph 1(b) shall be replaced with the following:

             "Past due pension obligations do not exist. Promises for pensions have not been made."

         c.  Paragraph 2, line 4:
             --------------------

             "[A]nnex 14" shall be replaced with Annex 23 and Annex 24--

    5.   Section 3, subsection III: Other Declarations

         a.  Paragraph 2 shall be replaced with the following:
             -------------------------------------------------

             "The Founders each individually declare that they are not the owner of any intellectual property rights (patents, licenses, other intellectual property rights) on the basis of which any royalty payment could be demanded from the Company or the Company's business conduct could be impeded or prohibited world-wide with the exception of the patents and patent applications of Founder 1 which are subject to licenses to the Company through the license agreements enclosed herein as Annex 23 and Annex 24 and the Service Agreement enclosed herein as Annex 25.
             (i) To the extent set forth in Annex 27, the initial Licensed Technology List to be provided by Founder 1 to the Investor pursuant to Section 3.2.5(1) of the License Agreement attached hereto as Annex 23, the Cech Patents in the Annex 24, and the "Pending Trademark Applications list in Annex 21, (together "Founder 1 IP"), considered together, contain a complete and accurate list of all (a) patented or registered intellectual property rights owned by the Company or owned by Founder 1 and being transferred or licensed to the Company in connection with the transactions contemplated herein, (b) pending patent applications and applications for registrations of other intellectual property rights filed by Founder 1 which relate to the technology to be transferred or licensed to the Company, (c) material unregistered trade names and corporate names owned by the Company, (d) material unregistered trademarks, service marks, copyrights, mask works and computer software owned by the Company and (e) all other intellectual property rights owned by the


[*] Confidential treatment requested

             Company that are material to the operation of the business of the Company as presently conducted and as presently proposed to be conducted. The items constituting the Founder 1 IP constitute all of the intellectual property and intellectual property rights necessary for the operation of the Company's business as contemplated by this Agreement and the other agreements contemplated hereby.
             (ii) Annex 22 also contains a complete and accurate list of (a) all material licenses and other rights granted by the Company to any third party with respect to any intellectual property rights, except with respect to rights granted to customers of the Company with respect to the Company's products in the ordinary course of business, (b) all material licenses and other rights granted by Founder 1 to any third party with respect to any intellectual property rights to be transferred to the Company, and (c) to the extent not disclosed pursuant to Paragraph 2(i), all licenses and other rights material to the operation of the businesses of the Company as presently conducted and as presently proposed to be conducted, free and clear or subordinated of all liens or encumbrances granted by any third party to the Company with respect to any intellectual property rights, in each identifying the subject intellectual property rights.
             (iii) Except to the extent set forth in the schedule of exceptions provided to the Investor, (a) the Company and Founder 1 collectively own all right, title and interest in and to all of the intellectual property rights listed or required to be listed in the Founder 1 IP pursuant to Section 2(i), free and clear or subordinated of all liens or encumbrances; (b) the Company will have pursuant to the license granted by Founder 1, a valid license to all intellectual property rights not owned by Founder 1 that are material to the operation of the contemplated businesses of the Company as presently conducted and as presently proposed to be conducted (including but not limited to those intellectual property rights listed under Founder 1 IP pursuant to Sections 2(i), and (ii)), free and clear or subordinated of all liens or encumbrances, and such license or licenses will not be terminated as a result of or require any third party consent to effect an effective transfer via the license to the Company;
             (c) the conduct of the Founder 1's business as it relates to the technology being licensed to the Company, to the best of Founder 1`s knowledge, and except as disclosed to the Investor, as of

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             the effective date of this Agreement, Founder 1 is not aware that it has infringed, misappropriated or conflicted with any intellectual property rights of other persons; (d) neither the Company nor Founder 1 has received any notices of, any infringement or misappropriation by, or conflict with, any third party with respect to such intellectual property rights (including, without limitation, any demand or request that the Company or Founder 1 license any rights from a third party) nor, to the Company's or Founder 1's knowledge, are there valid grounds for any such assertion of infringement, misappropriation or conflict; (e) to the best of the Company's and Founder 1's knowledge, the intellectual property rights owned by or licensed to the Company have not been infringed, misappropriated or conflicted by other persons or entities; and (f) Founder 1 has taken all actions reasonably necessary to maintain and protect the Intellectual Property Rights which they own.

             Each service provider of Founder 1 has executed a proprietary information and inventions agreement that provides for the confidential treatment of the intellectual property rights of Founder 1 and the assignment to Founder 1 of inventions developed in connection with the performance of services for Founder 1, in the form previously furnished or made available to the Investors. To the Founder 1's best knowledge, no such service provider is in violation thereof. To Founder 1's best knowledge, all relevant technology has been assigned to Founder 1 by all service providers. Each service provider of the Company will execute a proprietary information and inventions agreement that provides for the confidential treatment of the intellectual property rights to be held by the Company and the assignment to the Company of inventions to be developed in connection with services performed for the Company."

         b.  Paragraph 7 shall be replaced with the following:

             "Annex 28 of this Amendment contains a complete and correct list of all bank accounts of the Company and all powers granted to employees for the respective bank accounts."

         c.  Paragraph 11 shall be replaced with the following:
             --------------------------------------------------


[*] Confidential treatment requested

             "Other than obligations to employees, obligations to make
             ---------------------------------------------------------
             payments upon a line of credit in the amount of [*] and
             ------------------------------------------------------------
             those obligations listed on Annex 8, the Company is not a party
             ---------------------------------------------------------------
             to any contract or other agreement or obligation pursuant to
             ------------------------------------------------------------
             which it is committed or would become committed upon the
             --------------------------------------------------------
             fulfillment of contingencies to pay to any party an amount
             ----------------------------------------------------------
             greater than DM 50,000 per annum."
             ----------------------------------

D.  PART 4: NEW PROVISIONS
    ----------------------

    1.   Section 3(vi) shall be replaced with the following:

         "maintain such insurance, including if determined by the Advisory Council, key person insurance"

    2.   Section 6: The title shall be replaced with the following:

         "License, Sub-License and Service Agreements"

         a.  Paragraph 1 shall be replaced with the following:

             "The Company has concluded an employment agreement for the position of general manager with Dr. Potzsch in accordance with annex 11."

         b.  Paragraph 2 shall be replaced with the following:
             -------------------------------------------------

             "The Company has concluded individual employment contracts with the employees listed in the Annex 29."

         c.  Paragraph 3 shall be replaced with the following:
             -------------------------------------------------

             "The Company has concluded a License Agreement and a Sub-License Agreement with the Founder 1 in the forms attached hereto as Annex 23 and Annex 24, respectively."

         b.  Paragraph 4 shall be replaced with the following:
             -------------------------------------------------

             "The Company has concluded a Service Agreement with the Founder 1 in the form attached hereto as Annex 25."

         c.  Paragraph 5 shall be deleted in its entirety
             --------------------------------------------


E.  TABLE: LIST OF ANNEXES TO THE PARTICIPATION AGREEMENT shall be replaced with
    ----------------------------------------------------------------------------
    the following:
    --------------


[*] Confidential treatment requested

                                List of Annexes
                                ---------------
                                    to the
                                    ------
                            Participation Agreement
                            -----------------------

--------------------------------------------------------------------------------------------------
                Annex 1                   Signed Term Sheet of June 16,1998
--------------------------------------------------------------------------------------------------
                Annex 2                   Business Plan in the version of July 30, 1998
--------------------------------------------------------------------------------------------------
                Annex 3                   Minutes from the shareholders' meeting of June 10, 1998
                                          including the Articles of Association
--------------------------------------------------------------------------------------------------
                Annex 4                   Excerpt from the Trade Register
--------------------------------------------------------------------------------------------------
                Annex 5                   List of Shareholders
--------------------------------------------------------------------------------------------------
                Annex 6                   Shareholdings in other Companies Which Are Active in
                                          the Field of the Company or a Related Field or Are in a
                                          Business Relationship with the Company
--------------------------------------------------------------------------------------------------
                Annex 7
--------------------------------------------------------------------------------------------------
                Annex 8                   Obligations of the Company Exceeding  DM 50,000
--------------------------------------------------------------------------------------------------
                Annex 9
--------------------------------------------------------------------------------------------------
                Annex 10                  Draft of the New Articles of Association
--------------------------------------------------------------------------------------------------
                Annex 11                  Employment Contracts for the General Manager(s)
--------------------------------------------------------------------------------------------------
                Annex 12                  Employment Contract
--------------------------------------------------------------------------------------------------
                Annex 13                  Void
--------------------------------------------------------------------------------------------------
                Annex 14                  Void
--------------------------------------------------------------------------------------------------
                Annex 15                  Void
--------------------------------------------------------------------------------------------------
                Annex 16                  Void
--------------------------------------------------------------------------------------------------
                Annex 17                  Rights of Preferred Stock
--------------------------------------------------------------------------------------------------

[*] Confidential treatment requested
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
--------------------------------------------------------------------------------------------------
                Annex 18                  Letter of Intent (BMBF)
--------------------------------------------------------------------------------------------------
                Annex 19                  Letter of Intent (Senate of Berlin)
--------------------------------------------------------------------------------------------------
                Annex 20                  Void
--------------------------------------------------------------------------------------------------
                Annex 21                  Void
--------------------------------------------------------------------------------------------------
                Annex 22                  List of Existing Licensees
--------------------------------------------------------------------------------------------------
                Annex 23                  License Agreement
--------------------------------------------------------------------------------------------------
                Annex 24                  Manufacturing and Supply Agreement and  Sub-License
                                          Agreement
--------------------------------------------------------------------------------------------------
                Annex 25                  Service Agreement
--------------------------------------------------------------------------------------------------
                Annex 26                  Cap Table
--------------------------------------------------------------------------------------------------
                Annex 27                  Liens
--------------------------------------------------------------------------------------------------
                Annex 28                  Bank Accounts of the Company
--------------------------------------------------------------------------------------------------
                Annex 29                  List of Employees
--------------------------------------------------------------------------------------------------


II.    ENTIRE AMENDMENT:

       This Amendment, to the extent set forth herein, amends and modifies and supplements the Agreement. Except as expressly amended herein, all of the terms and provisions of the Agreement remain in full force and effect and cannot be amended, modified or changed in any way except in writing witnessed and signed by duly authorized representatives of each Company, Founders and the Investor.

III.   GENERAL PROVISION:

       While both a German and an English version of this Amendment exist, only the English version of this Amendment shall be binding, and the German version of this Amendment shall not be used for any legal purpose, interpretive or otherwise.

[*] Confidential treatment requested

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.


November  23, 1998
          --

                                 Larry Bullock
                 ---------------------------------------------
                         RIBOZYME PHARMACEUTICALS INC.
                                   Founder 1


                          /s/ Ralph E. Christoffersen
                 ---------------------------------------------
                         Dr. Ralph Earl Christoffersen
                                   Founder 2


                               /s/ Larry Bullock
                 ---------------------------------------------
                               Mr. Larry Bullock
                                   Founder 3


                               /s/ Nassim Usman
                 ---------------------------------------------
                               Dr. Nassim Usman
                                   Founder 4


                              /s/ James  Thompson
                 ---------------------------------------------
                              Dr. James Thompson
                                   Founder 5


                               /s/ Alene Holzman
                 ---------------------------------------------
                               Ms. Alene Holzman
                                   Founder 6


                              /s/s Thomas Rossing
                 ---------------------------------------------
                              Dr. Thomas Rossing
                                   Founder 7


November __, 1998

        BB BIOVENTURES L.P.

By: /s/ Ansbert S. Gadicke
    ----------------------


[*] Confidential treatment requested

Name: Ansbert S. Gadicke
      ------------------
Title: Managing Director
       -----------------

November 23, 1998
         --

                               /s/ Jorg Potzsch
                 ---------------------------------------------
                               Dr. Jorg Potzsch
                                   Founder 8


                              /s/ Thomas  Walther
                 ---------------------------------------------
                              Dr. Thomas Walther
                                   Founder 9


                          /s/ Ralph E. Christoffersen
                 ---------------------------------------------
                           Atugen Biotechnology GmbH
                                    Company

[*] Confidential treatment requested